Exhibit 10.2

LIMITED WAIVER AND CONSENT

THIS LIMITED WAIVER AND CONSENT dated as of May 2, 2016 (this “Agreement”) is entered into among DIODES INCORPORATED, a Delaware corporation (the “Domestic Borrower”), DIODES INTERNATIONAL B.V., a besloten vennootschap met beperkte aansprakelijkheid organized under the laws of the Netherlands, having its statutory seat in Amsterdam, the Netherlands and registered with the trade register of the Chambers of Commerce in the Netherlands under number 34274981 (the “Foreign Borrower” and together with the Domestic Borrower, the “Borrowers” and each, individually, a “Borrower”), certain Subsidiaries of the Domestic Borrower identified on the signature pages hereto as guarantors (the “Subsidiary Guarantors”), the Lenders identified on the signature pages hereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

The Borrowers, Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of January 8, 2013 (as amended by Amendment No. 1 to Credit Agreement and Limited Waiver dated as of November 1, 2013, Amendment No. 2 to Credit Agreement and Amendment No. 1 to Collateral Agreement dated as of June 19, 2015, Amendment No. 3 to Credit Agreement, Incremental Term Assumption Agreement, Limited Waiver and Consent dated as of September 2, 2015 (“Amendment No. 3”), and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”).

The Foreign Borrower transferred all of its Equity Interests in Diodes Hong Kong Limited (company number: 760243), a company incorporated in Hong Kong with limited liability (“DHK”), to Diodes Hong Kong Holding Company Limited (company number: 1168572), a company incorporated in Hong Kong with limited liability (“DHC”), in exchange for one share of DHC’s stock on August 31, 2015 (the “Diodes HK Share Transfers”), which Equity Interests were subject to that Share Charge dated August 14, 2013 (the “Share Charge”) executed by the Foreign Borrower in favor of the Administrative Agent.  Each Diodes HK Share Transfer caused the Share Charge to cease to create valid and perfected Liens over the respective shares.

Diodes Holdings UK Limited (company number: 06475363), a company incorporated in England and Wales with limited liability (“DHUK”) reduced all of its Equity Interests from 44,629,874 ordinary shares of £1.00 each to one ordinary share of £1.00 on March 18, 2015 (the “Diodes UK Share Reduction”). 65% of such unreduced Equity Interests were subject to that Charge over Shares (1) dated January 8, 2013 and 35% of such unreduced Equity Interests were subject to that Charge over Shares (2) dated January 8, 2013 (each a “UK Share Charge” and collectively the “UK Share Charges”), each executed by Diodes Investment Company, a Delaware corporation (“Diodes Investment”) in favor of the Administrative Agent and Security Trustee (as defined therein).

The Borrowers have requested that the Administrative Agent and the Lenders waive any Defaults or Events of Default that may have occurred as a result of the Diodes HK Share Transfers, the Diodes UK Share Reduction and in connection with a Swing Line Borrowing that occurred in March, 2016, and consent to certain transactions described more fully herein.  Subject to the terms and conditions set forth herein, the Administrative Agent and each of the Lenders party hereto have agreed to grant such requests of the Borrowers.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Defined Terms.  Except as otherwise provided herein, all capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the preliminary statements hereto) shall have the meanings assigned thereto in the Credit Agreement.

2.Waivers.  Pursuant to Section 11.01 of the Credit Agreement and subject to the terms and conditions hereof, the Administrative Agent, the Swingline Lender, the L/C Issuer and the Required Lenders hereby waive (i) the Events of Default that may have occurred as a result of the Diodes HK Share Transfers pursuant to Sections 8.01(b), (c) and (m) (the “Share Transfer EODs”); (ii) the Events of Default that may have occurred as a result of the Diodes UK Share Reduction pursuant to Sections 8.01(b), (c) and (m) (the “Share Reduction EODs”); and (iii) the Events of Default that occurred as a result of the Swing Line Borrowing made on March 17, 2016 and the related repayment (which occurred on April 12, 2016) under Section 8.01(a), for failing to repay the Swing Line Loan in accordance with Section 2.07(c), Section 8.01(b), for failing to provide the notice of the Event of Default required pursuant to Section 6.03, and Section 8.01(d), with respect to the inaccuracy of the representations set forth in Section 4.02(a) and (b), (the “March Swing Line Borrowing EODs”).  For the avoidance of doubt, this waiver is effective as a waiver solely of the Share Reduction EODs, Share Transfer EODs and March Swing Line Borrowing EODs and does not constitute a waiver of any other Default or Event of Default.

3.Consent and Affirmative Covenant.

(a)Consent.Subject to the terms and conditions hereof, the Administrative Agent and the Lenders hereby consent to the issuance of further Equity Interests of DHUK by DHUK to Diodes Investment (the aggregate number of which Equity Interests shall be such as to enable the UK Share Charges to charge 35% and 65% of all Equity Interests of DHUK, respectively); provided that Diodes Investment shall pledge 100% of its Equity Interests in DHUK (including 35% thereof to support the Foreign Obligations);

(b)Affirmative Covenant.Not later than May 9, 2016 (unless extended by the Administrative Agent in its sole discretion), Diodes Investment shall provide the Administrative Agent with executed counterparts to any amendments or modifications to the UK Share Charges, and related authorizing resolutions, legal opinions and such other agreements, documents and certificates, and not later than May 13, 2016 (unless extended by the Administrative Agent in its sole discretion) filings, notarizations, recordations and searches as may be required under local law to ensure the continuing security interests in its assets (and the continuing perfection thereof) granted or purported to be granted pursuant to such Collateral Documents and all documentation necessary to effect the changes, transfers and other matters described in this subsection, and any pledges of assets, guaranties or other matters related thereto, shall be documented in a manner in form and substance satisfactory to the Administrative Agent in its sole discretion and shall be accompanied by such assurances, certificates, documents, consents and/or opinions as the Administrative Agent or the Lenders reasonably may require.  For the avoidance of doubt, should any Loan Party fail to perform or observe any term, covenant or agreement, or fail to cause any Subsidiary of such Loan Party to perform or observe any term, covenant or agreement, contained in this Section 3, such failure shall constitute an Event of Default under Section 8.01(b) of the Credit Agreement.

4.Conditions to Effectiveness.  This Agreement shall be effective upon satisfaction of each of the following conditions:

(a)The Administrative Agent's receipt of the following, each of which shall be originals or electronic images in a portable document format (e.g. “.pdf” or “.tif”) (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the date hereof (or, in the case of certificates of governmental officials, a recent

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date before the first date all the conditions precedent in this Section 4 are satisfied or waived in accordance with Section 11.01 of the Credit Agreement (the “Waiver Effective Date”)) and each in form and substance reasonably satisfactory to the Administrative Agent and each of the Required Lenders:

(i)executed counterparts of this Agreement; and

(ii)such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuer, the Swing Line Lender or the Lenders reasonably may require.

(b)The Borrowers shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent).

Without limiting the generality of the provisions of the last paragraph of Section 9.03 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, the L/C Issuer and each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Waiver Effective Date specifying its objection thereto.

5.Effect of the Waiver.  Except as expressly provided herein, the Credit Agreement, the Collateral Agreement and the other Loan Documents shall remain unmodified and in full force and effect.  Except as expressly set forth herein, this Agreement shall not be deemed (a) to be a waiver of, or consent to a modification of or amendment of, any other term or condition of the Credit Agreement, the Collateral Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the Collateral Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement, the Collateral Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to a modification or amendment of, any other term or condition of any other agreement by and among any Loan Party, on the one hand, and the Administrative Agent or any other Lender, on the other hand.  References in this Agreement to the Credit Agreement (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.  References in this Agreement to the Collateral Agreement (and indirect references such as “thereunder”, “thereby”, “therein”, and “thereof”) and in any Loan Document to the Collateral Agreement shall be deemed to be references to the Collateral Agreement as modified hereby.

6.Representations and Warranties/No Default.  By their execution hereof, each Loan Party hereby represents and warrants as follows:

(a)Such Loan Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution and delivery of, and the performance in accordance with their respective terms of the transactions consented to in, this Agreement and each other document executed in connection herewith to which it is a party.

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(b)This Agreement and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

(c)Each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(d)After giving effect to the waivers set forth in Section 2, no Default or Event of Default has occurred or is continuing nor would any Default or Event of Default result after giving effect to this Agreement and the transactions contemplated hereby.

7.Reaffirmations.  (a) Each Loan Party agrees that the transactions contemplated by this Agreement shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party, (b) each Loan Party confirms, ratifies and reaffirms its obligations under the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party, and (c) each Loan Party agrees that the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.

8.Confirmation as to Dutch Collateral Documents.  Reference is made to (i) that certain share pledge dated 8 January 2013, among the Domestic Borrower as pledgor, Bank of America, N.A. as pledgee and the Foreign Borrower as company (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Dutch Share Pledge”) and (ii) that certain omnibus pledge agreement dated 8 January 2013, between the Foreign Borrower as pledgor and Bank of America, N.A. as pledgee (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Dutch Omnibus Pledge Agreement”, together with the Dutch Share Pledge, the “Dutch Collateral Documents”).  Each party to the Dutch Collateral Documents hereby confirms that:

(a)the Credit Agreement (as amended by this Agreement), and the other Loan Documents will remain in full force and effect and any reference in the Loan Documents to the Credit Agreement or to any provision of the Credit Agreement will be construed as a reference to the Credit Agreement, or that provision, as amended by this Agreement;

(b)notwithstanding any amendments made to the Credit Agreement pursuant to this Agreement, the Dutch Collateral Documents and the security interests created thereunder will remain in full force and effect and will continue to secure all liabilities which are expressed to be secured by them and the rights of the Loan Parties under such security interest will not be affected by this Agreement;

(c)any amount owed by any Borrower under this Agreement and the Credit Agreement (as amended by this Agreement) is part of (i) the definition of Secured Obligations (as included/defined in the Dutch Collateral Documents) and (ii) each Loan Party’s Parallel Debts (as included/defined in the Credit Agreement); and

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(d)the Dutch Collateral Documents shall also secure the relevant Secured Obligations included in the relevant Dutch Collateral Document as these may have been or may be varied, amended and restated, supplemented, increased or otherwise altered, under this Agreement.

9.Miscellaneous

(a)Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  Without limiting the general applicability of the foregoing and the terms of the other Loan Documents to this Agreement and the parties hereto, the terms of Section 11.14 and Section 11.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

(b)Loan Document.  This Agreement shall constitute a “Loan Document” under and as defined in the Credit Agreement.

(c)Counterparts; Electronic Execution. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

(d)Severability.  If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

(e)Entirety.  This Agreement, the other Loan Documents and the other documents relating to the Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Obligations, or the transactions contemplated herein and therein.

(f)Assignment.  The parties hereby agree that Merrill Lynch, Pierce, Fenner & Smith Incorporated may, without notice to the Loan Parties, assign its rights and obligations under the Credit Agreement to any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement.

(g)Netherlands Law. If the Foreign Borrower is represented by an attorney in connection with the signing and/or execution of this Agreement or any other agreement, deed or document referred to in or made pursuant to this Agreement, it is hereby expressly acknowledged and accepted by the other parties to this Agreement that the existence or extent of the attorney’s authority and the effects of the attorney’s exercise or purported exercise of his or her authority shall be governed by the laws of the Netherlands.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

DOMESTIC BORROWER:

DIODES INCORPORATED

By:

Name:

Title:

FOREIGN BORROWER:

DIODES INTERNATIONAL B.V.

By:

Name:

Title:

By:

Name:

Title:

SUBSIDIARY GUARANTORS:

DIODES INVESTMENT COMPANY

By:

Name:

Title:

Signature Page to Limited Waiver and Consent

Diodes Incorporated

DIODES FABTECH INC.

By:

Name:

Title:

DIODES HOLDINGS UK LIMITED

By:

Name:

Title:

DIODES ZETEX LIMITED

By:

Name:

Title:

PERICOM SEMICONDUCTOR CORPORATION

By:

Name:

Title:

Signature Page to Limited Waiver and Consent

Diodes Incorporated

BANK OF AMERICA, N.A.,

as Administrative Agent

By:

Name:

Title:

Signature Page to Limited Waiver and Consent

Diodes Incorporated

BANK OF AMERICA, N.A.,

as a Lender, L/C Issuer and Swing Line Lender

By:

Name:

Title:

Signature Page to Limited Waiver and Consent

Diodes Incorporated

COMPASS BANK,

as a Lender

By:

Name:

Title:

Signature Page to Limited Waiver and Consent

Diodes Incorporated

CITIBANK, N.A.,

as a Lender

By:

Name:

Title:

Signature Page to Limited Waiver and Consent

Diodes Incorporated

HSBC BANK USA, N.A.,

as a Lender

By:

Name:

Title:

Signature Page to Limited Waiver and Consent

Diodes Incorporated

REGIONS BANK,

as a Lender

By:

Name:

Title:

Signature Page to Limited Waiver and Consent

Diodes Incorporated

SILICON VALLEY BANK,

as a Lender

By:

Name:

Title:

Signature Page to Limited Waiver and Consent

Diodes Incorporated

CAPITAL ONE BANK,

as a Lender

By:

Name:

Title:

Signature Page to Limited Waiver and Consent

Diodes Incorporated

COMERICA BANK,

as a Lender

By:

Name:

Title:

Signature Page to Limited Waiver and Consent

Diodes Incorporated

MUFG UNION BANK, N.A.,

as a Lender

By:

Name:

Title:

Signature Page to Limited Waiver and Consent

Diodes Incorporated

WELLS FARGO BANK, N.A.,

as a Lender

By:

Name:

Title:

Signature Page to Limited Waiver and Consent

Diodes Incorporated